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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 17, 2005
                                                         -----------------


                          FRANKFORT FIRST BANCORP, INC.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                        0-26360             61-1271129
----------------------------------     -------------------  -------------------
 (State or Other Jurisdiction of          (Commission       (I.R.S. Employer
  Incorporation or Organization           File Number       Identification No.)


      216 W. Main Street, Frankfort, Kentucky                  40601
     -----------------------------------------            ----------------
      (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (502) 223-1638

                                 Not applicable
  ----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01   REGULATION FD
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         On February 17, 2004, Frankfort First Bancorp, Inc. issued a press release announcing the results of its Annual Meeting of Stockholders. The press release is attached to this Report as Exhibit 99 and is furnished herewith.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

       (a)  Not applicable


       (b)  Not applicable


       (c)  The following exhibit is furnished herewith:


               Exhibit 99    Press Release dated February 17, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRANKFORT FIRST BANCORP, INC.



Date: February 17, 2005                  By: /s/ Don D. Jennings
                                             ---------------------------------
                                             Don D. Jennings
                                             President